UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2026

Stellus Private Credit BDC

(Exact name of registrant as specified in its charter)

Delaware	000-56378	87-6878660
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

4400 Post Oak Parkway, Suite 2200
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 292-5400

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 5, 2026, Stellus Capital Management, LLC (“Stellus Capital Management”), the majority owner of Stellus Private BDC Advisor, LLC (the “Adviser”), the external investment adviser to Stellus Private Credit BDC (the “Company”), announced that Stellus Capital Management has entered into a definitive agreement with P10 Intermediate Holdings, LLC, an affiliate of P10, Inc. (“P10”) pursuant to which P10 will acquire Stellus Capital Management (the “Transaction”).

Pursuant to the terms of the Transaction, Stellus Capital Management and the Adviser will continue to be managed by Stellus Capital Management’s current partners, who will retain control of the Adviser’s day-to-day operations, including investment decisions and investment committee processes, and the Adviser will continue to serve as the external investment adviser to the Company. Consummation of the Transaction will result in a change of control of Stellus Capital Management and the Adviser, and this will result in an assignment of the current investment advisory agreement between the Company and the Adviser under the Investment Company Act of 1940, as amended. As a result, the current investment advisory agreement will terminate upon consummation of the Transaction. The Company’s Board of Trustees and shareholders will therefore be asked to approve a new investment advisory agreement with the Adviser, the terms of which are expected to remain the same as the existing investment advisory agreement, other than the initial term of the investment advisory agreement.  Closing of the Transaction is expected to occur in the middle of 2026 and is subject to customary conditions for a transaction of this nature. The full text of the press release of Stellus Capital Management making this announcement is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference; provided, however, that information contained on any website referenced in Exhibit 99.1 is not incorporated by reference into this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Stellus Private Credit bdc

Date: February 5, 2026	By:	/s/ W. Todd Huskinson
		Name:	W. Todd Huskinson
		Title:	Chief Financial Officer